UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

Retail Value Inc.

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-38517	82-4182996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway Beachwood, Ohio		44122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 755-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, Par Value $0.10 Per Share	RVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On May 12, 2021, Retail Value Inc. (the “Company”) held its annual meeting of shareholders.  The matters presented to shareholders for vote and the final voting results on such matters were as follows:

1.	Six directors, each to serve until the next annual meeting of shareholders and until a successor has been duly elected and qualified, were elected by the following vote:

	For	Against	Abstain	Broker Non-Votes
Gary N. Boston	16,575,127	107,936	4,663	1,684,853
Henrie W. Koetter	16,141,780	540,743	5,203	1,684,853
David R. Lukes	16,525,351	158,784	3,591	1,684,853
Scott D. Roulston	16,575,693	107,429	4,604	1,684,853
Barry A. Sholem	15,847,049	835,479	5,198	1,684,853
Christa A. Vesy	15,786,087	896,488	5,151	1,684,853

2.

Adoption of an amendment to the Company’s Second Amended and Restated Articles of Incorporation to replace the existing supermajority voting requirement for amendments with a majority voting power standard was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
16,660,670	21,458	5,598	1,684,853

3.

Adoption of an amendment to the Company’s Amended and Restated Code of Regulations to replace the existing supermajority voting requirement for amendments with a majority voting power standard was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
16,660,716	21,512	5,498	1,684,853

4.	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021 was approved by the following vote:

For	Against	Abstain
18,308,226	59,622	4,731

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

Number Description

104Cover page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Retail Value Inc.

	By:	/s/ Aaron M. Kitlowski
Name: Aaron M. Kitlowski
Date: May 13, 2021	Title: Executive Vice President and Secretary